November 14, 2000


To:

Subject: Stay agreements between Columbus McKinnon Corporation and various of its associates dated January 27, 2000 ("Stay Agreements")

From:             Lois Demler

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This is to inform  you that,  by  action  of the  Board of  Directors,  all Stay
Agreements have been amended to extend their effective date by an additional six months.

Accordingly, your Stay Agreement has been extended under the same terms and conditions such that no payments under it will be due and payable if a Sale (as defined therein) does not occur by (a) June 30, 2001 or (b) by September 30, 2001, provided that on or before June 30, 2001 negotiations regarding a possible Sale to an identified purchaser with the requisite financing are taking place.

Please sign and date this letter in the space provided below, return one copy to me in the enclosed envelope, and retain the other copy for your records.

The Directors appreciate your efforts to help Columbus McKinnon succeed and remain strong during this period and thank you for your continued patience.

Accepted and agreed:


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Signature

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Date